Exhibit 10.1

FIFTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 18th day of April, 2006, by and among Dover Downs Gaming & Entertainment, Inc. (the “Borrower”) and Wilmington Trust Company, a Delaware banking corporation (“WTC”), PNC Bank, Delaware, a Delaware banking corporation (“PNC”), and Mercantile-Safe Deposit & Trust Company, a Maryland banking corporation (“Mercantile”, and together with WTC and PNC, the “Banks”) and WTC, as agent (the “Agent”).

WHEREAS, the Borrower, the WTC, PNC and the Agent have entered into an Amended and Restated Credit Agreement, dated as of March 25, 2002, as amended by the Amendment to Amended and Restated Credit Agreement, dated as of August 12, 2002, the Second Amendment to Amended and Restated Credit Agreement, dated as of February 19, 2004, the Third Amendment to Amended and Restated Credit Agreement, dated as of November 5, 2004, and the Fourth Amendment to Amended and Restated Credit Agreement, dated as of December 14, 2005 (as so amended, the “Agreement”), pursuant to which the WTC and PNC agreed to make available certain credit facilities to the Borrower; and

WHEREAS, the Borrower, the Banks and the Agent desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined are used as defined in the Agreement.

SECTION 2. Amendments.

2.1.          Mercantile shall be a Bank under the Agreement, as amended by this Amendment, and hereby agrees to be bound by the terms thereof and hereof.

2.2.          The following definition of Applicable Margin is added to Section 1.1 of the Agreement:

““Applicable Margin”: shall mean the rate per annum set forth below for the then applicable Leverage Ratio (tested quarterly pursuant to Sections 6.1(a) and 5.2(a) and applicable for the fiscal quarter immediately following the fiscal period tested):

Leverage Ratio	Eurodollar Loans	Base Rate Loans	Applicable Margin Level

Less than or equal to 1.75	.75%	0%	I

Greater than 1.75 but less than or equal to 2.00	.95%	.25%	II

Greater than 2.00	1.25%	.50%	III

2.3.          The definition of Required Banks found in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Required Banks”:  shall mean Banks having in the aggregate sixty-six and two-thirds percent (66⅔%) or more of the Commitment.”

2.4.          The definition of Termination Date found in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

““Termination Date”:  the earlier of (a) April 17, 2011, or such later date to which the Termination Date shall have been extended pursuant to Section 2.10(d) and (b) the date the Commitments are terminated as provided herein.”

2.5.          Section 2.3(g) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(g)         At any time there may be more than one outstanding Swing Line Loan.”

2.6.          Section 2.6 of the Agreement is hereby amended by adding a new subsection (d) thereto as follows:

“(d)         The Borrower agrees to pay the Agent for the account of the Agent an annual fee of $20,000.00 in immediately available funds, with $10,000.00 due and payable on April 15th of each year and $10,000.00 due and payable on October 15th of each year. Once paid, these fees shall not be refundable under any circumstances.”

2.7.          Sections 2.8(a) and 2.8(b) of the Agreement are hereby amended and restated in their entirety to read as follows:

“(a)         Subject to the provisions of Section 2.9, each Base Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Base Rate minus 1% plus the Applicable Margin (the “Base Rate Option”).

(b)           Subject to the provisions of Section 2.9, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Loan plus the Applicable Margin (the “Eurodollar Rate Option”).”

2.8.          Section 6.1(a) of the Agreement is hereby amended by replacing the number “2.25” therein with “2.75”.

2.9.          Section 6.1(c) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Permit Consolidated Tangible Net Worth to be less than the greater of $50,000,000 and (i) ninety percent (90%) of the Consolidated Tangible Net Worth of the Borrower as of March 31, 2006, plus (ii) an amount equal to twenty-five percent (25%) of the consolidated net income (if positive) of the Borrower and its Subsidiaries for each fiscal quarter ending after March 31, 2006, calculated on a cumulative basis.”

2.10.        Schedule I of the Agreement is hereby amended and restated in its entirety to read as set forth in Schedule I attached hereto.

2.11.        Exhibit F of the Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit F attached hereto.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Banks as follows:

(a)           Each of the representations and warranties of the Borrower in the Agreement is true and correct in all material respects on and as if made as of the date hereof after giving effect to this Amendment.

(b)           As of the date hereof, and after giving effect to this Agreement, no Default or Event of Default exists.

(c)           No consent, approval or authorization of, or registration with any Person is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

SECTION 4. Closing Fees. The Borrower shall pay to the Agent for the account of the Banks a closing fee in the amount of $70,000.00 payable upon the parties’ execution of this Amendment and to be distributed by the Agent to the Banks as follows:  (i) $25,000.00 to WTC, (ii) $25,000.00 to PNC and (iii) $20,000.00 to Mercantile. Notwithstanding Section 2.6 of this Amendment, the first installment of the fee described therein shall be payable upon the execution of this Amendment instead of on April 15th.

SECTION 5. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

SECTION 7. Agreement in Effect. Except as hereby amended, the Agreement shall remain in full force and effect.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its principles of conflict of laws, all rights and remedies being governed by Delaware’s substantive laws.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DOVER DOWNS GAMING & ENTERTAINMENT, INC.

		By:	/s/ Timothy R. Horne
Name: Timothy R. Horne
Title: Sr. Vice President – Finance

WILMINGTON TRUST COMPANY, as Agent and as a Bank

		By:	/s/ Michael B. Gast
			Name:	Michael B. Gast
			Title:	Vice President

PNC BANK, DELAWARE, as a Bank

		By:	/s/ Warren C. Engle
			Name:	Warren C. Engle
			Title:	Senior Vice President

MERCANTILE-SAFE DEPOSIT & TRUST COMPANY, as a Bank

		By:	/s/ C. Douglas Sawyer
			Name:	C. Douglas Sawyer
			Title:	Senior Vice President

Acknowledged and Agreed as of
April 18, 2006.

DOVER DOWNS, INC., as Guarantor

By:	/s/ Timothy R. Horne
Name: Timothy R. Horne
Title: Sr. Vice President – Finance

SCHEDULE I

BANK AND COMMITMENT INFORMATION

Bank and Address		Commitment	Swing Line Commitment

Wilmington Trust Company		$50,000,000	$5,000,000
121 South State Street
Dover, DE 19901
Attn:	Commercial Banking Department

PNC Bank, Delaware		$35,000,000
222 Delaware Avenue
18th Floor
Wilmington, DE 19801
Attn: Warren C. Engle

Mercantile-Safe Deposit & Trust Company		$20,000,000
Two Hopkins Plaza, 5th Floor
Baltimore, MD 21203
Attn: C. Douglas Sawyer

Total:		$105,000,000	$5,000,000